ASSET ACCUMULATOR "A GROUP VARIABLE ANNUITY CONTRACT" (R)            MAY 1, 2006

Asset Accumulator(R)
"A Group Variable Annuity Contract"

ISSUED BY:

[Background Image]

[WRL Logo Graphic]
Western Reserve Life Assurance Co. of Ohio

This cover is not part of the prospectus.

                                                 AEGON/Transamerica Series Trust
                                                                      Prospectus

                                                     The following portfolios of
                                                 AEGON/Transamerica Series Trust
                                                  are currently available in the
                                    Asset Accumulator(R) Group Variable Annuity:

                                              - AEGON Bond
                                              - American Century International
                                              - Federated Growth & Income
                                              - Great Companies - America(SM)
                                              - Janus Growth
                                              - Mercury Large Cap Value
                                              - Templeton Great Companies Global
                                              - Third Avenue Value
                                              - Transamerica Equity
                                              - Transamerica Money Market
                                              - Transamerica Value Balanced
                                              - Van Kampen Mid-Cap Growth
                                                (Formerly, Van Kampen
                                                 Emerging Growth)

WRL00017-5/06                                                           FREEDOM

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               ACI-1    American Century International
                                               FGI-1    Federated Growth & Income
                                               GCA-1    Great Companies -- America(SM)
                                               JGR-1    Janus Growth
                                              MLCV-1    Mercury Large Cap Value
                                              TGCG-1    Templeton Great Companies Global
                                               TAV-1    Third Avenue Value
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                               TVB-1    Transamerica Value Balanced
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the

                                      ATST
                                 AB-1 AEGON Bond
portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     0.14%

1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended  09/30/1998
Lowest:   (3.87)% Quarter ended  03/31/1996

                                      ATST
                                 AB-2 AEGON Bond

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                2.30%     5.79%      5.48%
Service Class                2.07%      N/A       3.05%
Lehman Brothers Aggregate
  Bond Index                 2.43%     5.87%      6.16%
Lehman Brothers U.S.
  Government/Credit Index    2.37%     6.10%      6.17%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.59%      0.84%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.59%      0.84%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $60      $189      $329      $  738
Service Class                 $86      $268      $466      $1,037
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors Inc., 522 Fifth Avenue at 44th Street, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

                                      ATST
                                 AB-3 AEGON Bond

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors Inc. since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                                 AB-4 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2005    $12.23         $0.54           $(0.26)        $0.28        $(0.66)     $(0.02)      $(0.68)       $11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
           12/31/2001     11.14          0.63             0.27          0.90         (0.08)         --        (0.08)        11.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.30%       $185,820      0.59%     0.59%         4.42%           6%
                 12/31/2004       4.53         218,258      0.56      0.56          4.52           12
                 12/31/2003       4.28         264,668      0.52      0.52          4.88           27
                 12/31/2002       9.97         331,734      0.53      0.53          5.21           49
                 12/31/2001       8.07         255,940      0.55      0.55          5.42           53
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.07           8,293      0.84      0.84          4.16            6
                 12/31/2004       4.31           5,471      0.81      0.81          4.21           12
                 12/31/2003       1.78           1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) AEGON Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before the advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                                 AB-5 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(AMERICAN CENTURY LOGO)    American Century International


NOTE: At a recent Board meeting, the Board of Trustees approved a sub-adviser replacement for this portfolio. Effective on or about July 1, 2006, this portfolio will be sub-advised by MFS Investment Management and the portfolio will be named MFS International Equity.
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

 - Equity securities of growing foreign companies

The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by ACGIM. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using ACGIM's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

In addition to locating strong companies with earnings and revenue growth, the portfolio managers believe that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, the managers intend to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts, notes, bonds and other debt securities of companies; and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                      ACI-1 American Century International

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional risks and costs. Risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                      ACI-2 American Century International

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risk include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                      ACI-3 American Century International


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            12.86%   (0.49)%       2.58%
Service Class            12.42%     N/A        20.18%
MSCI-EAFE Index          14.02%    4.94%        6.16%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       1.10%      1.35%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.10%      1.35%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.125%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.125%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $112     $350      $606      $1,340
Service Class                 $137     $428      $739      $1,624
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: American Century Global Investment Management, Inc., The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.50% of the first $250 million; 0.475% over $250 million up to

                                      ATST
                      ACI-4 American Century International

$500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

ACGIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. The portfolio managers on the team buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since May 2002. He joined ACGIM in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. Mr. Creveling received a bachelor's of science degree in accounting from Drexel University and an MBA in finance from The Stern School of Business -- New York University.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining ACGIM in October 2004. Prior to joining ACGIM, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      ACI-5 American Century International

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.61        $ 0.11           $ 0.92         $ 1.03       $(0.07)     $(0.82)      $(0.89)       $ 8.75
           12/31/2004      7.53          0.05             1.03           1.08           --          --           --          8.61
           12/31/2003      6.01          0.04             1.48           1.52           --          --           --          7.53
           12/31/2002      7.65          0.01            (1.63)         (1.62)       (0.02)         --        (0.02)         6.01
           12/31/2001     10.34          0.07            (2.45)         (2.38)       (0.28)      (0.03)       (0.31)         7.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      8.59          0.08             0.91           0.99        (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03             1.04           1.07           --          --           --          8.59
           12/31/2003      5.91         (0.02)            1.63           1.61           --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(h)   Total(h)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.86 %     $265,260      1.10%     1.10%         1.30 %         103%
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century International share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                      ACI-6 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- America(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, Unites States based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be based in the United States; have been in business for a significant period and survived its founder; have a market cap in the top five percent of U.S. traded stocks; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities, and generate high returns on invested capital.
The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time.

To determine how to allocate
portfolio assets among the
"great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Additionally, the sub-adviser determines optimum sector weightings for the different sectors. Once optimum sector weightings have been determined, stocks are allocated among sectors. Sector weightings are adjusted as the investing environment dictates.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                      GCA-1 Great Companies -- America(SM)

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     1.72%

2005                     3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.74%   Quarter ended  06/30/2003
Lowest:   (16.25)%  Quarter ended  06/30/2002

                                      ATST
                      GCA-2 Great Companies -- America(SM)

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR  5 YEAR   LIFE OF FUND*
                          ------  ------   -------------
Initial Class              3.88%   (1.71)%      0.76%
Service Class              3.63%     N/A        8.15%
S&P 500 Composite Stock
  Price Index              4.91%    0.54%      (1.06)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.97%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.97%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006. TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is: 0.30% of the first $500 million; and 0.25% in excess of $500 million

                                      ATST
                      GCA-3 Great Companies -- America(SM)
less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA) in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      GCA-4 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                                                                              Distributions
                                               Investment Operations              -------------------------------------
                        Net Asset   -------------------------------------------                  From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 9.89         $0.05           $ 0.33         $ 0.38       $(0.09)      $--         $(0.09)       $10.18
           12/31/2004      9.78          0.07             0.09           0.16        (0.05)       --          (0.05)         9.89
           12/31/2003      7.88          0.06             1.88           1.94        (0.04)       --          (0.04)         9.78
           12/31/2002      9.96          0.05            (2.11)         (2.06)       (0.02)       --          (0.02)         7.88
           12/31/2001     11.38          0.04            (1.43)         (1.39)       (0.03)       --          (0.03)         9.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $ 9.92         $0.03           $ 0.33         $ 0.36       $(0.08)      $--         $(0.08)       $10.20
           12/31/2004      9.81          0.06             0.08           0.14        (0.03)       --          (0.03)         9.92
           12/31/2003      8.37          0.03             1.41           1.44           --        --             --          9.81
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.88 %     $231,323      0.88%     0.88%         0.53%          112%
           12/31/2004        1.72        294,213      0.86      0.86          0.78            53
           12/31/2003       24.67        229,217      0.85      0.85          0.73            39
           12/31/2002      (20.69)       233,961      0.88      0.88          0.54            31
           12/31/2001      (12.20)       152,874      0.89      0.89          0.39            70
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.63 %     $  3,977      1.13%     1.13%         0.27%          112%
           12/31/2004        1.46          4,098      1.12      1.12          0.59            53
           12/31/2003       17.25            541      1.12      1.12          0.50            39
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-America(SM) share classes commenced operations as follows:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      GCA-5 Great Companies -- America(SM)

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(MERCURY ADVISORS LOGO)    Mercury Large Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative multifactor model in selecting securities for the portfolio that considers such factors as:

- Earnings momentum to include the direction of earnings estimates

- Earnings surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                         MLCV-1 Mercury Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         MLCV-2 Mercury Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended  06/30/2003
Lowest:   (20.67)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 15.94%     8.45%    10.00%
Service Class                 15.73%      N/A     23.26%
Russell 1000 Value Index       7.05%     5.28%    10.66%
S&P 500 Composite Stock
  Price Index**                4.91%     0.54%     8.64%

 *  Initial Class shares commenced operations on May 1,
    1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                         MLCV-3 Mercury Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. He has managed the portfolio since its inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. (MLIM) since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from Wharton School at University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         MLCV-4 Mercury Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.17         $0.13           $ 2.54         $ 2.67       $(0.12)     $(1.00)       $(1.12)       $18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
         12/31/2001     14.37          0.15            (0.41)         (0.26)       (0.02)         --         (0.02)        14.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       15.94 %     $860,826      0.84%     0.84%         0.70%           69%
                 12/31/2004       18.34        584,426      0.85      0.85          1.19           132
                 12/31/2003       29.78        383,372      0.84      0.84          1.33           145
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.73         14,908      1.09      1.09          0.49            69
                 12/31/2004       18.00          3,189      1.10      1.10          0.97           132
                 12/31/2003       28.03            918      1.10      1.10          1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Mercury Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         MLCV-5 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:
 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index, a widely recognized unmanaged index of market performance.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's

                                      ATST
                        TVB-1 Transamerica Value Balanced
intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Intermediate U.S. Government/Credit Index, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                        TVB-2 Transamerica Value Balanced


1996                    14.42%

1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  06/20/2003
Lowest:   (12.82)%       Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.59%    4.39%        7.11%
Service Class                6.21%      N/A       11.77%
Russell 1000 Value Index     7.05%    5.28%       10.94%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index    1.58%    5.49%        5.80%

*   The portfolio commenced operations January 3, 1995;
    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to

                                      ATST
                        TVB-3 Transamerica Value Balanced

$1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining the Transamerica organization in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

LEAD FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Senior Vice President and Head of Fixed-Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining the Transamerica organization in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $13.48         $0.31           $ 0.51         $ 0.82       $(0.36)    $ (1.06)      $(1.42)        $12.88
         12/31/2004     12.41          0.36             0.86           1.22        (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30             1.81           2.11        (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33            (2.20)         (1.87)       (0.28)      (0.48)       (0.76)         10.66
         12/31/2001     13.19          0.36            (0.07)          0.29        (0.19)         --        (0.19)         13.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     13.86          0.28             0.52           0.80        (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37             0.87           1.24        (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18             1.52           1.70        (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.59 %     $462,906      0.85%     0.85%         2.34%           58%
                 12/31/2004        9.96        525,519      0.84      0.84          2.88            98
                 12/31/2003       20.16        249,184      0.82      0.82          2.68            53
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.21          5,240      1.10      1.10          2.09            58
                 12/31/2004        9.83          3,711      1.10      1.10          2.81            98
                 12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                                             This prospectus does not constitute
                                             an offering in any jurisdiction in
                                             which such offering may not
                                             lawfully be made. No person is
                                             authorized to make any
                                             representations in connection with
                                             said offering, other than that
                                             contained in this prospectus.

                                             The portfolios of the
                                             AEGON/Transamerica Series Trust
                                             offered through the Asset
                                             Accumulator are available only to
                                             the Separate Accounts of Western
                                             Reserve Life Assurance Co. of Ohio
                                             and its affiliates.

                                             WRL00017 - 5/06

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               JGR-1    Janus Growth
                                                TE-1    Transamerica Equity
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               FGI-1    Federated Growth & Income
                                              IMGF-1    International Moderate Growth Fund
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKAIA-1    Van Kampen Active International Allocation
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    15.23%

1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               13.79%    2.32%        5.18%
Service Class               13.61%      N/A       23.39%
Morgan Stanley Capital
  International -- Europe,
  Australasia & Far East
  Index                     14.02%    4.94%        6.17%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.27%      0.27%
                                          ------------------
TOTAL                                       1.12%      1.37%
Expense reduction(c)                        0.18%      0.18%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $338      $600      $1,347
Service Class                 $121     $416      $733      $1,631
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen." 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.45% up to $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $11.30         $0.18           $ 1.34         $ 1.52       $(0.40)     $   --       $(0.40)       $12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
           12/31/2001     15.18          0.03            (3.09)         (3.06)          --       (2.96)       (2.96)         9.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.79 %     $190,875      0.94%     1.12%         1.62%           22%
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
                 12/31/2001      (22.96)       123,986      1.01      1.09          0.26            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

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AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL
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ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

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